AGRILINK FOODS, INC.

                       FIRST AMENDMENT TO CREDIT AGREEMENT

To the Agents and Lenders
   Party to the Credit Agreement
   referred to below

Gentlemen:

         We refer to the Credit Agreement dated as of September 22, 1998 among Agrilink Foods, Inc. as Borrower, Pro-Fac Cooperative, Inc., Linden Oaks Corporation and Kennedy Endeavors, Incorporated as Guarantors, Harris Trust and Savings Bank individually and as Administrative Agent, Bank of Montreal Chicago Branch individually and as Syndication Agent and the other lenders from time to time parties thereto (the "Credit Agreement"), capitalized terms used without definition below to have the meanings ascribed to them in the Credit Agreement.

         Upon receipt by the Administrative Agent of counterparts hereof which, taken together, bear the signature of the Borrower, the Guarantors and the Required Lenders Section 8.24 of the Credit Agreement shall be amended by adding the following at the end thereof:

               "further provided that the foregoing restrictions shall not apply to prohibitions or restrictions on the declaration or payment of dividends or equity distributions by the Company entered into in connection with its incurrence of Indebtedness."

         Except as specifically amended hereby, all of the terms, conditions and provisions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this First Amendment to Credit Agreement need be made in any instrument or document at any time referring to the Credit Agreement, a reference to the Credit Agreement in any of such to be deemed to be a reference to the Credit Agreement as amended hereby. This First Amendment to Credit Agreement may be executed in counterparts and by separate parties hereto on separate counterparts each to constitute an original but all but one and the same instrument. This First Amendment to Credit Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois

Dated as of the 10th day of November 1998.

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                 AGRILINK FOODS, INC.

                         By    /s/ Earl L. Powers
                               -------------------------------------------------
                               Its  VP
                                    --------------------------------------------

                 PRO-FAC COOPERATIVE, INC.


                         By    /s/ Earl L. Powers
                               -------------------------------------------------
                               Its  VP
                                    --------------------------------------------


                 LINDEN OAKS CORPORATION
                        By     /s/ Timothy J. Benjamin
                               -------------------------------------------------
                               Its  President
                                    --------------------------------------------

                 KENNEDY ENDEAVORS, INCORPORATED
                         By    /s/ Earl L. Powers
                               -------------------------------------------------
                               Its  VP
                                    --------------------------------------------



 Accepted and agreed to as of the date last above written.

                 HARRIS TRUST AND SAVINGS BANK,
                   individually and as Administrative Agent,
                   Issuing Bank and Swing Lender


                         By    /s/ H. Glen Clarke
                               -------------------------------------------------
                               Its  Vice President
                                    --------------------------------------------
                 BANK OF MONTREAL, individually and as
                   Syndication Agent


                         By    /s/ Michael W. Hedrick
                               -------------------------------------------------
                               Its  Director
                                    --------------------------------------------